                                                                  Exhibit 10.14

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT COVERING THE TRANSFER OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER, THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.



                      CLASS A SUBORDINATED PROMISSORY NOTE

$6,000,000.00                                                  December 29, 1995
                                                         Woodinville, Washington


     FOR VALUE RECEIVED, APEX PC SOLUTIONS, INC., a Washington corporation, having offices at 20031 142nd Avenue, NE, Woodinville, Washington 98072 (hereinafter, the "Company"), hereby promises to pay to Advent VII L.P. (the "Payee"), or its assigns, at 45 Milk Street, Boston, Massachusetts 02109, or at such other place as may be designated by the Payee from time to time by notice to the Company, the principal sum of Six Million Dollars ($6,000,000.00), together with accrued interest from the date hereof on the unpaid principal balance at a rate equal to seven percent (7%) per annum (subject to adjustment as set forth in Section 7 hereof). Such principal and interest shall be paid in accordance with the terms of paragraph 1 below, in cash, or by wire transfer to such account as the Payee shall direct, in immediately available funds and in lawful currency of the United States of America.

     1.   PAYMENTS.

          (a) The interest and principal amount of this Note shall be payable to the Payee as follows:

               (i) Interest shall accrue from the date hereof and shall be payable quarterly in arrears on the last day of each March, June, September and December commencing on March 31, 1996;

               (ii) All principal and any accrued and unpaid interest, and any and all other obligations due and owing under this Note, shall be payable on the consummation of a "Qualified Liquidity Event," as such term is defined herein; PROVIDED, HOWEVER, in the event that a Qualified Liquidity Event shall not have been consummated on or before December 28, 2000, then all outstanding principal shall be paid in two (2) equal installments of $3,000,000.00 each, on December 28, 2000 and December 28, 2001; PROVIDED that, notwithstanding the foregoing, payment of all principal amounts to the Payee shall be delayed until the amount of Senior Debt then outstanding is less than Two Million Dollars ($2,000,000);

               (iii) For purposes of this Note, the term "Qualified Liquidity Event" shall mean either (a) a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Securities Act of 1933, as amended, the public offering price of which was not less than $10.00 per share (adjusted to reflect subsequent stock dividends, stock splits (a "Qualified Public Offering") and in which the net proceeds to the Company equal or exceed Twenty Million Dollars ($20,000,000); or (b) any merger or consolidation with, or sale, assignment, lease or other disposition of or voluntarily parting with control of, all or substantially all, the assets of the Company to any person, including the entering into of any joint venture, licensing or conveyance of material patent rights or technology rights to any third party; other than any such transaction in which the holders of the voting securities of the Company prior to such transaction are the holders immediately after such transaction of more than 50% of the voting securities of the surviving entity or a parent of the surviving entity and the surviving entity expressly assumes the obligations under this Note.

          (b) In the event that any payment of principal and/or interest hereunder becomes due and payable on a Saturday, Sunday or other day on which commercial banks in the States of California and Washington are authorized or required by law to close, then the maturity thereof shall be extended to the next succeeding business day; and during any such extension, interest on principal amounts payable shall accrue and be payable at the applicable rate.

     2. REFERENCE TO PURCHASE AGREEMENT. This Note is one of the Class A Subordinated Promissory Notes referred to as the "Notes" in that certain Stock and Subordinated Note Purchase Agreement (the "Agreement") dated of even date herewith by and among the Company, the Payee and certain other individuals and entities and is subject to the terms and conditions of the Agreement. Capitalized terms not otherwise defined herein shall have the definition set forth in the Agreement.

     3.   SUBORDINATION.

          (a) SCOPE OF SUBORDINATION. By acceptance of this Note, the Payee and successor holders of this Note, for the benefit of the holders of the Senior Debt, acknowledge and agree that the payment of all or any portion of the outstanding principal amount of this Note, and interest thereon, shall be subordinated and junior in right of payment to the payment of the Senior Debt (as defined below), and any refinancing thereof, subject to the following limitation: The principal amount of the Senior Debt shall not exceed Eleven Million Dollars ($11,000,000).

          (b) TERMS OF SUBORDINATION. The Company, for itself, its successors and assigns, covenants and agrees, and the Payee and successor holders of this Note by its acceptance hereof likewise covenant and agree, that payment of the principal of and interest on this Note shall be subordinated in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Debt (as hereinafter defined), at any time outstanding. The provisions of this Section 3 shall constitute a continuing representation to all Persons who, in reliance upon such provisions, become the holders of or continue to hold Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they or any of them, may proceed to enforce such provisions against the Company or against the holder of this Note without the necessity of joining the Company as a party.

                    (i) PAYMENT OF SENIOR DEBT. In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relating to the Company or to its property, or, in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company or marshalling of its assets or any composition with creditors of the Company, whether or not involving insolvency or bankruptcy, then and in any such event all Senior Debt shall be paid in full before any payment or distribution of any character, whether in cash, securities (except securities that are subordinated to Senior Debt to at least the same extent as this Note) or other property, shall be made on account of this Note; and any such payment or distribution, except securities that are subordinated and junior in right of payment to the payment of all Senior Debt then outstanding in terms of substantially the same tenor as this Section 3, which would, but for the provisions hereof, be payable or deliverable in respect of the Note shall be paid or delivered directly to the holders of Senior Debt (or their duly authorized representatives), in the proportions in which they hold the same, until all Senior Debt shall have been paid in full, and every holder of this Note by becoming a holder hereof shall have designated and appointed the holder or holders of Senior Debt (and their duly authorized representatives) as his or its agents and attorneys-in-fact to, demand, sue for, collect and receive such Senior Debt holder's ratable share of all such payments and distributions and, if the holder fails to make any such filing by 30 days prior to the last date on which such filing may be made, to file any necessary proof of claim thereof, in the name of the holders of this Note or otherwise, as such Senior Debt holders (or their authorized representatives) may determine to be necessary or appropriate for the enforcement of this Section 3. Each of the Payee and successor holders of this Note, by its acceptance hereof, agrees to execute, at the request of the Company, a separate agreement with any holder of Senior Debt on the terms set forth in this Section 3, but acknowledges that such a separate agreement shall not be necessary in order to enable the holders of the Senior Debt to enforce their rights hereunder.

                    (ii) NO PAYMENT ON NOTE UNDER CERTAIN CONDITIONS. In the event that:

                    (A) Any default occurs in the payment of the principal of or interest on any Senior Debt and during the continuance of such default until such payment has been made or such default has been cured or waived in writing by such holder of Senior Debt; or

                    (B) The maturity of any Senior Debt is accelerated by any holder thereof because of a default with respect thereto and until such acceleration has been rescinded or said Senior Debt has been paid;

then and during the continuance of any of such events no payment of principal of or interest on this Note shall be made by the Company (provided that the Company has received written notice of such events by the holder of such Senior Debt) or demanded or accepted by Payee (provided that the Company has received written notice of such events by the holder of such Senior Debt).

               (iii)     DELAY OF PAYMENT IN CERTAIN CONDITIONS.    In the event
that any default by the Company under the terms of the Senior Debt occurs (other than a default in the payment of the principal of or interest on any Senior
Debt), then, upon receipt by the Company and the Payee of a written notice of such default and payment blockage from the holder of any Senior Debt ("Blockage Notice") and for a period commencing on the date of the Blockage Notice and extending until the earlier of (A) the date that the default giving rise to the Blockage Notice is cured, (B) 180 days after the date of the Blockage Notice, or
(C) such Senior Debt is paid in full ("Blockage Period"), no payment of principal or of interest on this Note shall be made by the Company or demanded or accepted by Payee; PROVIDED that, if U.S. Bank of Washington, National Association, and its successors and assigns ("U.S. Bank") holds more than 25% of the Senior Debt then outstanding, no holder of Senior Debt other than U.S. Bank shall have the right to provide a Blockage Notice. Each holder of Senior Debt may send one or more Blockage Notices, except as otherwise provided above, but payments hereunder may not be blocked by the holders of Senior Debt for more than 180 days during any 360-day period. The terms of this Section 3(b)(iii) shall not apply if the maturity of any Senior Debt has been accelerated by any holder thereof because of a default if such acceleration has not been rescinded or said Senior Debt has not been paid, but rather, the provisions of Section 3(b)(ii) shall apply. Other than as set forth in Sections 3(b)(ii) and 3(b)(iii), past and current interest and principal on this Note shall by paid by the Company to the Payee as due.

                    (iv) PAYMENTS HELD IN TRUST. In case any payment or distribution shall be paid or delivered to any holder of this Note in violation or contravention of the terms of this subordination, before all Senior Debt shall have been paid in full, such payment or distribution shall be held in trust for and paid and delivered ratably to the holders of Senior Debt (or their duly authorized representatives), until all Senior Debt shall have been paid in full or until no default exists on the Senior Debt.

                    (v) BANKRUPTCY, ETC. Unless and until all Senior Debt shall have been paid in full, the original or any subsequent holder of this Note will not commence or join with any other creditor or creditors of the Company in commencing any bankruptcy, reorganization or insolvency proceedings against the Company. At any meeting of creditors of the Company or in the event of any proceeding, voluntary or involuntary, for the distribution, division or application of all or part of the assets of the Company or its proceeds thereof, whether such proceeding be for the liquidation, dissolution or winding up of the Company or the business of a receivership, insolvency or bankruptcy proceeding, an assignment for the benefit of creditors or a proceeding by or against the Company for relief under any bankruptcy, reorganization or insolvency law or any law relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangement, composition or extension or otherwise, if all Senior Debt has not been paid in full at the time, the holders of the Senior Debt are hereby authorized at any such meeting or in any such proceeding:

                    (A) To enforce claims comprising, arising under, pursuant to or in connection with this Note, either in their own names or the name or names of any holder of this Note; and

                    (B) To collect any assets of the Company distributed, divided or applied by way of dividend or payment, or any securities issued on account of this Note (other than securities containing subordinating provisions at least as favorable to the holders of Senior Debt as those contained in this
Note) and apply the same, or the proceeds of any realization upon the same that the holders of the Senior Debt elect to effect, to Senior Debt until all Senior Debt shall have been paid in full.

                    (vi) SCOPE OF SECTION. The provisions of this Section 3 are intended solely for the purpose of defining the relative rights of the Payee, on the one hand, and the holders of Senior Debt, on the other hand. Nothing contained in this Section 3, or elsewhere in this Note, is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt, and the Payee, the obligation of the Company, which is unconditional and absolute, to pay to the Payee the principal of and interest on this Note as and when the same shall become due and payable in accordance with the terms thereof, or to affect the relative rights of the Payee and creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent Payee from accepting any payment with respect to this Note or exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this Section 3 of the holders of Senior Debt to receive cash, property or securities of the Company received by the Payee.

                    (vii) SURVIVAL OF RIGHTS. The right of any present or future holder of Senior Debt to enforce subordination of this Note pursuant to the provisions of this Section 3 shall not at any time be prejudiced or impaired by any act or failure to act on the part of the Company or any such other holder of Senior Debt, including without limitation, any forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security of or in respect of any Senior Debt, or by noncompliance by the Company with the terms of such subordination.

                  (viii) AMENDMENT OR WAIVER. The provisions of Section 1 and this Section 3, may not be amended or waived in any manner that is detrimental to any Senior Debt without the consent of the holders of a majority in principal amount of then existing Senior Debt (which majority must include U.S. Bank of Washington, National Association, and its successors and assigns ("U.S. Bank") if U.S. Bank holds at least 25% of the Senior Debt then outstanding).

                    (ix) SENIOR DEBT AND INDEBTEDNESS DEFINED. The term "Senior Debt" shall mean (A) all Indebtedness to U.S. Bank arising out of or related to that certain credit agreement entered into between the Company and U.S. Bank and dated December 28, 1995, as amended, renewed, or restated from time to time (the "Credit Agreement"); and (B) all other Indebtedness of the Company (which is not convertible into equity securities of the Company and is not issued in conjunction with equity securities of the Company or options or warrants to purchase equity securities of the Company) for money borrowed from banks or other institutional or commercial finance lenders, whether outstanding on the date hereof or thereafter created or incurred, and all extensions and renewals thereof which is not by its terms subordinate and junior to or on a parity with this Note; PROVIDED, that the principal of such Indebtedness described in this subpart (B) shall not exceed an amount equal to $11,000,000 less the principal amount of the Indebtedness that constitutes Senior Debt under subpart (A).

               The term "Indebtedness" shall mean the obligations of the Company in respect of the principal, interest, fees, charges and expenses, whether direct or indirect, now existing or hereafter arising to replace such obligations, absolute or contingent for money borrowed or property received.

                    (x) PROOF OF SUBORDINATION. The Payee agrees that it will execute and deliver any other documents evidencing the subordination of this Note to Senior Debt that may be reasonably requested by the Company or the holders of a majority in principal amount of then existing Senior Debt so long as none of the provisions contained in such documents diminish the rights of Payee in any manner.

                    (xi) RIGHTS NOT IMPAIRED. No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any good faith act or good faith failure to act by such holder, or by any noncompliance by the Company, with the terms and provisions and covenants herein (other than the failure of such holder or the Company to give notice of default under Sections 3(b)(ii) and 3(b)(iii) hereof) regardless of any knowledge thereof any such holder may have or otherwise be charged with. The provisions of this Section 3 are intended to be for the benefit of, and shall be enforceable directly by, the holders of the Senior Debt, without any act or notice of acceptance hereof or reliance thereon.

                    (xii) NO PREPAYMENT. Notwithstanding any provisions of this Note to the contrary, the Company shall not make and the Payee shall not accept any payment of principal of this Note or any prepayment of interest on this Note until the amount of Senior Debt then outstanding is less than Two Million Dollars ($2,000,000);

     4. AFFIRMATIVE COVENANTS. For as long as any principal or interest remains unpaid under this Note, the Company shall:

          (a) Give prompt written notice to the Payee of (i) the occurrence of any Event of Default hereunder; and/or (ii) any written notification given to the Company by any holder of Senior Debt that an event of default has occurred under the Senior Debt loan documents, or that such holder has declared the Senior Debt owed to such holder to be immediately due and payable; and

          (b) Permit any representative(s) of the Payee, upon reasonable advance notice, during normal business hours, and without undue disruption of the business of the Company, to visit, and inspect any of the properties, corporate books and financial records of the Company, to make copies of such books and records, and to discuss the affairs, finances, and accounts of the Company with the principal officers of the Company.

     5. NEGATIVE COVENANTS. For so long as any principal or interest remains unpaid under this Note, the Company shall not, without the prior consent of the Payee, take the actions contained in the covenants set forth in Section 6.2 of the Agreement and shall not:

          (a) Grant any mortgage or security interest in its assets other than with respect to the Senior Debt;

          (b) Incur any additional debt (other than the Senior Debt, purchase money financing, capitalized leases, trade payables incurred in the ordinary course of business or debt which is subordinated to the debt evidenced by this
Note) except in a manner and amount reasonably satisfactory to Payee; and

          (c) Transfer any substantial portion of the Company's assets to a subsidiary corporation of the Company, unless, in each such instance, such subsidiary shall guaranty this Note in a manner reasonably satisfactory to the Payee.

     6.   EVENTS OF DEFAULT.

          (a) Each or any of the following events constitutes an "Event of Default" under this Note:

               (i) Failure by the Company to pay all or any portion of any installment of principal, interest or other monetary sum payable under this Note and such failure to pay continues for five days after the same shall be due and payable;

               (ii) An event of default has occurred under the terms of the Senior Debt after giving effect to any grace periods expressly provided therein which gives rise to actual acceleration of the maturity of such Senior Debt in a principal amount in excess of $1,000,000, singularly or in the aggregate; PROVIDED, HOWEVER, that in the event that the event of default under the terms of the Senior Debt is waived or tolled, the Event of Default hereunder shall be waived or tolled for a similar duration;

              (iii) A material default by the Company in the performance or observance of any of the non-monetary covenants and agreements of the Company contained in Section 5 of this Note which has not been cured within thirty (30) days after notice thereof from the Payee;

               (iv) (A) The Company shall commence any voluntary case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to the Company, or seeking to adjudicate the Company as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to the Company or its debts, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Company shall make a general assignment for the benefit of its creditors; or (B) there shall have been commenced against the Company any involuntary case, proceeding or other action of a nature referred to in clause (A) above and such involuntary case or proceeding shall remain undismissed and unstayed for a period of sixty (60) consecutive days; or (C) there shall have been commenced against the Company any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of the Company's assets which shall not have been vacated, discharged or stayed or bonded pending appeal within sixty (60) consecutive days from the entry thereof; or (D) the Company shall have taken any action in furtherance of or acquiescence in any of the acts set forth in clauses (A), (B), or (C) above; or (E) the Company shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

                    (v) All or any substantial part of the Company's assets shall be (y) destroyed by fire or other casualty and shall not have been substantially reconstructed within a period of one (1) year, unless the Company shall have received or be entitled to receive insurance benefits with respect to such assets in an amount equal to at least eighty percent (80%) of the fair market value of such assets at the time of destruction or (z) condemned, seized or otherwise appropriated, or custody or control of such assets shall be assumed by any governmental agency or by any court of competent jurisdiction at the instance of any governmental agency, and shall be retained for a period of sixty
(60) days, unless the Company shall have received or be entitled to receive compensation for such assets in an amount equal to at least eighty percent (80%) of the fair market value of such assets on the date of such condemnation, seizure or other appropriation;

                    (vi) Other than an Event of Default of the nature specified in Paragraphs 6(a)(i) and (ii) above, a default by the Company in the performance or observance of any material covenant, agreement or condition contained in the Agreement which, if such event is subject to being cured, has not been cured within thirty (30) days after notice thereof from the Payee;

                    (vii) A default under any bond, debenture or note or under any evidence of indebtedness for borrowed money of the Company in a principal amount in excess of $1,000,000 (other than the Senior Debt and trade payables incurred in the ordinary course of business), whether such indebtedness now exists or shall hereafter be created, which default gives rise to actual acceleration of the maturity of such indebtedness (provided that, in the event that the event of default of such indebtedness is waived or tolled, the Event of Default hereunder shall be waived or tolled for a similar duration); or

                  (viii) If a judgment of $1,000,000 or more shall be entered against the Company, and if, within ninety (90) days after entry thereof, such judgment shall not be discharged or execution thereof stayed pending appeal, or if, within (30) days after the expiration of said stay, such judgment shall not be discharged.

          (b) Upon the occurrence and during the continuance of an Event of Default, (i) if such Event of Default is a default described in Paragraph 6(a)(iv) which shall be continuing, the unpaid principal amount of and accrued interest on this Note shall immediately become due and payable; and
(ii) if such Event of Default is any other Event of Default which shall be continuing, the Payee may, by written notice to the Company, declare this Note to be forthwith due and payable, whereupon this Note shall become forthwith due and payable, both as to principal and accrued interest, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained in this Note to the contrary notwithstanding.

     7.   INTEREST RATE ADJUSTMENTS.

          (a) In the event that any Payment of principal or interest provided for herein is not paid by the Company when due, then the Company shall pay to the Payee a late charge in an amount equal to 13% per annum. Such late charge shall be applied only to those installments of principal and interest not paid when due (including the entire unpaid principal balance of this Note, in the event that the Payee shall have the right to exercise its rights and remedies hereunder) computed from the date payment was due to the date of actual payment.

          (b) In the event of a Qualified Public Offering that does not qualify as a Qualified Liquidity Event, from and after the closing of the Qualified Public Offering the unpaid principal balance of this Note shall bear interest at a rate equal to ten percent (10%) per annum.

     8. PARI PASSU NOTES. The Payee acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of this Note and all interest thereon shall be and hereby is pari passu in right of payment and in all other respects to the Class A Subordinated Promissory Notes of the Company issued pursuant to the Agreement. In the event that the Payee receives payments in excess of its pro rata share of the Company's payments to the holders of all of the Class A Subordinated Promissory Notes, then the Payee shall hold in trust all such excess payments for the benefit of the payees under the other Class A Subordinated Promissory Notes and shall pay such amounts held in trust to such other holders upon demand by such holders.

     9.   PREPAYMENT.

          (a) The Company shall have the right to prepay, at any time or times after the date hereof, all or any portion of the outstanding principal balance of this Note, together with accrued interest to the date of prepayment on the principal amount prepaid. Any partial prepayment of principal shall be applied in reduction of the outstanding installments of principal hereof, in inverse order of stated maturity.

          (b) In the event of the completion of a Qualified Public Offering that qualifies as a Qualified Liquidity Event, then subject to any contrary provision of the Senior Debt, the net proceeds to the Company of such public offering shall, upon receipt by the Company, first be applied toward payment of the outstanding principal balance of this Note, which prepayment of principal shall be accompanied by payment of all unpaid accrued interest thereon. Any such prepayment of principal shall be applied in reduction of the outstanding installments of principal hereof, in inverse order of stated maturity.

     10. WAIVER OR ALTERATION. None of the provisions hereof may be waived, altered or amended, except by a written instrument signed by the party to be charged therewith. In the case of any waiver, the Company and the Payee shall be restored to their former respective positions and rights hereunder, and any Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly provided in such waiver.

     11. REMEDIES CUMULATIVE. No failure to exercise or delay in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     12. NOTICES. All notices, requests, demands or other communications under this Note shall be given in the same manner as provided in the Agreement.

     13. GOVERNING LAW. This Note shall be governed by, and construed and then interpreted in accordance with the laws of the State of Washington without giving effect to conflict of laws principles of such state.

     14. SEVERABILITY. If any provision hereof or of any of the instruments securing this Note is invalid or unenforceable in any jurisdiction, the other provisions hereof and thereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of the holder hereof in order to effectuate the provisions hereof and of said instruments; and the invalidity of any provision hereof or thereof in any jurisdiction shall not affect the validity or enforceability of any other provision or of such provisions in any other jurisdiction.

     15. COSTS OF COLLECTION. If the Payee is required to commence suit to recover any account due under this Note following an Event of Default, the Payee shall be entitled to collect from the Company such reasonable attorneys' fees as may be incurred by the Payee in collecting or attempting to collect any amount due hereunder.

     16. MAXIMUM INTEREST RATE. Notwithstanding anything to the contrary contained in this Note, in no event shall the total of all interests or other charges payable under this Note that are or could be held to be in the nature of interest exceed the maximum rate permitted to be charged by applicable law.

     17. SUCCESSORS AND ASSIGNS. This Note shall be binding upon and inure to the benefit of the Company and the Payee and their respective successors and assigns; PROVIDED, HOWEVER, that the Company may not transfer any of its rights or obligations hereunder without the prior written consent of the Payee.

     IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized officers as of the day and year first above written.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.


                              APEX PC SOLUTIONS, INC.,
                              a Washington corporation



                              By: /s/ Kevin Hafer
                                  -------------------------------------------
                                   Kevin Hafer, President

                                       -11

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT COVERING THE TRANSFER OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER, THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.



                      CLASS A SUBORDINATED PROMISSORY NOTE

$3,291,200.00                                                  December 29, 1995
                                                         Woodinville, Washington


     FOR VALUE RECEIVED, APEX PC SOLUTIONS, INC., a Washington corporation, having offices at 20031 142nd Avenue, NE, Woodinville, Washington 98072 (hereinafter, the "Company"), hereby promises to pay to Advent Atlantic and Pacific II L.P. (the "Payee"), or its assigns, at 45 Milk Street, Boston, Massachusetts 02109, or at such other place as may be designated by the Payee from time to time by notice to the Company, the principal sum of Three Million Two Hundred Ninety-One Thousand Two Hundred Dollars ($3,291,200.00), together with accrued interest from the date hereof on the unpaid principal balance at a rate equal to seven percent (7%) per annum (subject to adjustment as set forth in Section 7 hereof). Such principal and interest shall be paid in accordance with the terms of paragraph 1 below, in cash, or by wire transfer to such account as the Payee shall direct, in immediately available funds and in lawful currency of the United States of America.

     1.   PAYMENTS.

          (a) The interest and principal amount of this Note shall be payable to the Payee as follows:

                     (i) Interest shall accrue from the date hereof and shall be payable quarterly in arrears on the last day of each March, June, September and December commencing on March 31, 1996;

                    (ii) All principal and any accrued and unpaid interest, and any and all other obligations due and owing under this Note, shall be payable on the consummation of a "Qualified Liquidity Event," as such term is defined herein; PROVIDED, HOWEVER, in the event that a Qualified Liquidity Event shall not have been consummated on or before December 28, 2000, then all outstanding principal shall be paid in two (2) equal installments of $1,645,600.00 each, on December 28, 2000 and December 28, 2001; PROVIDED that, notwithstanding the foregoing, payment of all principal amounts to the Payee shall be delayed until the amount of Senior Debt then outstanding is less than Two Million Dollars ($2,000,000);

                   (iii) For purposes of this Note, the term "Qualified Liquidity Event" shall mean either (a) a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Securities Act of 1933, as amended, the public offering price of which was not less than $10.00 per share (adjusted to reflect subsequent stock dividends, stock splits (a "Qualified Public Offering") and in which the net proceeds to the Company equal or exceed Twenty Million Dollars ($20,000,000); or (b) any merger or consolidation with, or sale, assignment, lease or other disposition of or voluntarily parting with control of, all or substantially all, the assets of the Company to any person, including the entering into of any joint venture, licensing or conveyance of material patent rights or technology rights to any third party; other than any such transaction in which the holders of the voting securities of the Company prior to such transaction are the holders immediately after such transaction of more than 50% of the voting securities of the surviving entity or a parent of the surviving entity and the surviving entity expressly assumes the obligations under this Note.

          (b) In the event that any payment of principal and/or interest hereunder becomes due and payable on a Saturday, Sunday or other day on which commercial banks in the States of California and Washington are authorized or required by law to close, then the maturity thereof shall be extended to the next succeeding business day; and during any such extension, interest on principal amounts payable shall accrue and be payable at the applicable rate.

     2. REFERENCE TO PURCHASE AGREEMENT. This Note is one of the Class A Subordinated Promissory Notes referred to as the "Notes" in that certain Stock and Subordinated Note Purchase Agreement (the "Agreement") dated of even date herewith by and among the Company, the Payee and certain other individuals and entities and is subject to the terms and conditions of the Agreement. Capitalized terms not otherwise defined herein shall have the definition set forth in the Agreement.

     3.   SUBORDINATION.

          (a) SCOPE OF SUBORDINATION. By acceptance of this Note, the Payee and successor holders of this Note, for the benefit of the holders of the Senior Debt, acknowledge and agree that the payment of all or any portion of the outstanding principal amount of this Note, and interest thereon, shall be subordinated and junior in right of payment to the payment of the Senior Debt (as defined below), and any refinancing thereof, subject to the following limitation: The principal amount of the Senior Debt shall not exceed Eleven Million Dollars ($11,000,000).

          (b) TERMS OF SUBORDINATION. The Company, for itself, its successors and assigns, covenants and agrees, and the Payee and successor holders of this Note by its acceptance hereof likewise covenant and agree, that payment of the principal of and interest on this Note shall be subordinated in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Debt (as hereinafter defined), at any time outstanding. The provisions of this Section 3 shall constitute a continuing representation to all Persons who, in reliance upon such provisions, become the holders of or continue to hold Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they or any of them, may proceed to enforce such provisions against the Company or against the holder of this Note without the necessity of joining the Company as a party.

                     (i) PAYMENT OF SENIOR DEBT. In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relating to the Company or to its property, or, in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company or marshalling of its assets or any composition with creditors of the Company, whether or not involving insolvency or bankruptcy, then and in any such event all Senior Debt shall be paid in full before any payment or distribution of any character, whether in cash, securities (except securities that are subordinated to Senior Debt to at least the same extent as this Note) or other property, shall be made on account of this Note; and any such payment or distribution, except securities that are subordinated and junior in right of payment to the payment of all Senior Debt then outstanding in terms of substantially the same tenor as this Section 3, which would, but for the provisions hereof, be payable or deliverable in respect of the Note shall be paid or delivered directly to the holders of Senior Debt (or their duly authorized representatives), in the proportions in which they hold the same, until all Senior Debt shall have been paid in full, and every holder of this Note by becoming a holder hereof shall have designated and appointed the holder or holders of Senior Debt (and their duly authorized representatives) as his or its agents and attorneys-in-fact to, demand, sue for, collect and receive such Senior Debt holder's ratable share of all such payments and distributions and, if the holder fails to make any such filing by 30 days prior to the last date on which such filing may be made, to file any necessary proof of claim thereof, in the name of the holders of this Note or otherwise, as such Senior Debt holders (or their authorized representatives) may determine to be necessary or appropriate for the enforcement of this
Section 3. Each of the Payee and successor holders of this Note, by its acceptance hereof, agrees to execute, at the request of the Company, a separate agreement with any holder of Senior Debt on the terms set forth in this Section 3, but acknowledges that such a separate agreement shall not be necessary in order to enable the holders of the Senior Debt to enforce their rights hereunder.

                    (ii) NO PAYMENT ON NOTE UNDER CERTAIN CONDITIONS. In the event that:

                    (A) Any default occurs in the payment of the principal of or interest on any Senior Debt and during the continuance of such default until such payment has been made or such default has been cured or waived in writing by such holder of Senior Debt; or

                    (B) The maturity of any Senior Debt is accelerated by any holder thereof because of a default with respect thereto and until such acceleration has been rescinded or said Senior Debt has been paid;

then and during the continuance of any of such events no payment of principal of or interest on this Note shall be made by the Company (provided that the Company has received written notice of such events by the holder of such Senior Debt) or demanded or accepted by Payee (provided that the Company has received written notice of such events by the holder of such Senior Debt).

                   (iii) DELAY OF PAYMENT IN CERTAIN CONDITIONS.    In the
event that any default by the Company under the terms of the Senior Debt occurs (other than a default in the payment of the principal of or interest on any Senior Debt), then, upon receipt by the Company and the Payee of a written notice of such default and payment blockage from the holder of any Senior Debt ("Blockage Notice") and for a period commencing on the date of the Blockage Notice and extending until the earlier of (A) the date that the default giving rise to the Blockage Notice is cured, (B) 180 days after the date of the Blockage Notice, or (C) such Senior Debt is paid in full ("Blockage Period"), no payment of principal or of interest on this Note shall be made by the Company or demanded or accepted by Payee; PROVIDED that, if U.S. Bank of Washington, National Association, and its successors and assigns ("U.S. Bank") holds more than 25% of the Senior Debt then outstanding, no holder of Senior Debt other than U.S. Bank shall have the right to provide a Blockage Notice. Each holder of Senior Debt may send one or more Blockage Notices, except as otherwise provided above, but payments hereunder may not be blocked by the holders of Senior Debt for more than 180 days during any 360-day period. The terms of this Section 3(b)(iii) shall not apply if the maturity of any Senior Debt has been accelerated by any holder thereof because of a default if such acceleration has not been rescinded or said Senior Debt has not been paid, but rather, the provisions of Section 3(b)(ii) shall apply. Other than as set forth in Sections 3(b)(ii) and 3(b)(iii), past and current interest and principal on this Note shall by paid by the Company to the Payee as due.

                    (iv) PAYMENTS HELD IN TRUST. In case any payment or distribution shall be paid or delivered to any holder of this Note in violation or contravention of the terms of this subordination, before all Senior Debt shall have been paid in full, such payment or distribution shall be held in trust for and paid and delivered ratably to the holders of Senior Debt (or their duly authorized representatives), until all Senior Debt shall have been paid in full or until no default exists on the Senior Debt.

                     (v) BANKRUPTCY, ETC. Unless and until all Senior Debt shall have been paid in full, the original or any subsequent holder of this Note will not commence or join with any other creditor or creditors of the Company in commencing any bankruptcy, reorganization or insolvency proceedings against the Company. At any meeting of creditors of the Company or in the event of any proceeding, voluntary or involuntary, for the distribution, division or application of all or part of the assets of the Company or its proceeds thereof, whether such proceeding be for the liquidation, dissolution or winding up of the Company or the business of a receivership, insolvency or bankruptcy proceeding, an assignment for the benefit of creditors or a proceeding by or against the Company for relief under any bankruptcy, reorganization or insolvency law or any law relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangement, composition or extension or otherwise, if all Senior Debt has not been paid in full at the time, the holders of the Senior Debt are hereby authorized at any such meeting or in any such proceeding:

                    (A) To enforce claims comprising, arising under, pursuant to or in connection with this Note, either in their own names or the name or names of any holder of this Note; and

                    (B) To collect any assets of the Company distributed, divided or applied by way of dividend or payment, or any securities issued on account of this Note (other than securities containing subordinating provisions at least as favorable to the holders of Senior Debt as those contained in this
Note) and apply the same, or the proceeds of any realization upon the same that the holders of the Senior Debt elect to effect, to Senior Debt until all Senior Debt shall have been paid in full.

                    (vi) SCOPE OF SECTION. The provisions of this Section 3 are intended solely for the purpose of defining the relative rights of the Payee, on the one hand, and the holders of Senior Debt, on the other hand. Nothing contained in this Section 3, or elsewhere in this Note, is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt, and the Payee, the obligation of the Company, which is unconditional and absolute, to pay to the Payee the principal of and interest on this Note as and when the same shall become due and payable in accordance with the terms thereof, or to affect the relative rights of the Payee and creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent Payee from accepting any payment with respect to this Note or exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this Section 3 of the holders of Senior Debt to receive cash, property or securities of the Company received by the Payee.

                   (vii) SURVIVAL OF RIGHTS. The right of any present or future holder of Senior Debt to enforce subordination of this Note pursuant to the provisions of this Section 3 shall not at any time be prejudiced or impaired by any act or failure to act on the part of the Company or any such other holder of Senior Debt, including without limitation, any forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security of or in respect of any Senior Debt, or by noncompliance by the Company with the terms of such subordination.

                  (viii) AMENDMENT OR WAIVER. The provisions of Section 1 and this Section 3, may not be amended or waived in any manner that is detrimental to any Senior Debt without the consent of the holders of a majority in principal amount of then existing Senior Debt (which majority must include U.S. Bank of Washington, National Association, and its successors and assigns ("U.S. Bank") if U.S. Bank holds at least 25% of the Senior Debt then outstanding).

                    (ix) SENIOR DEBT AND INDEBTEDNESS DEFINED. The term "Senior Debt" shall mean (A) all Indebtedness to U.S. Bank arising out of or related to that certain credit agreement entered into between the Company and U.S. Bank and dated December 28, 1995, as amended, renewed, or restated from time to time (the "Credit Agreement"); and (B) all other Indebtedness of the Company (which is not convertible into equity securities of the Company and is not issued in conjunction with equity securities of the Company or options or warrants to purchase equity securities of the Company) for money borrowed from banks or other institutional or commercial finance lenders, whether outstanding on the date hereof or thereafter created or incurred, and all extensions and renewals thereof which is not by its terms subordinate and junior to or on a parity with this Note; PROVIDED, that the principal of such Indebtedness described in this subpart (B) shall not exceed an amount equal to $11,000,000 less the principal amount of the Indebtedness that constitutes Senior Debt under subpart (A).

               The term "Indebtedness" shall mean the obligations of the Company in respect of the principal, interest, fees, charges and expenses, whether direct or indirect, now existing or hereafter arising to replace such obligations, absolute or contingent for money borrowed or property received.

                     (x) PROOF OF SUBORDINATION. The Payee agrees that it will execute and deliver any other documents evidencing the subordination of this Note to Senior Debt that may be reasonably requested by the Company or the holders of a majority in principal amount of then existing Senior Debt so long as none of the provisions contained in such documents diminish the rights of Payee in any manner.

                    (xi) RIGHTS NOT IMPAIRED. No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any good faith act or good faith failure to act by such holder, or by any noncompliance by the Company, with the terms and provisions and covenants herein (other than the failure of such holder or the Company to give notice of default under Sections 3(b)(ii) and 3(b)(iii) hereof) regardless of any knowledge thereof any such holder may have or otherwise be charged with. The provisions of this Section 3 are intended to be for the benefit of, and shall be enforceable directly by, the holders of the Senior Debt, without any act or notice of acceptance hereof or reliance thereon.

                   (xii) NO PREPAYMENT. Notwithstanding any provisions of this Note to the contrary, the Company shall not make and the Payee shall not accept any payment of principal of this Note or any prepayment of interest on this Note until the amount of Senior Debt then outstanding is less than Two Million Dollars ($2,000,000);

     4. AFFIRMATIVE COVENANTS. For as long as any principal or interest remains unpaid under this Note, the Company shall:

          (a) Give prompt written notice to the Payee of (i) the occurrence of any Event of Default hereunder; and/or (ii) any written notification given to the Company by any holder of Senior Debt that an event of default has occurred under the Senior Debt loan documents, or that such holder has declared the Senior Debt owed to such holder to be immediately due and payable; and

          (b) Permit any representative(s) of the Payee, upon reasonable advance notice, during normal business hours, and without undue disruption of the business of the Company, to visit, and inspect any of the properties, corporate books and financial records of the Company, to make copies of such books and records, and to discuss the affairs, finances, and accounts of the Company with the principal officers of the Company.

     5. NEGATIVE COVENANTS. For so long as any principal or interest remains unpaid under this Note, the Company shall not, without the prior consent of the Payee, take the actions contained in the covenants set forth in Section 6.2 of the Agreement and shall not:

          (a) Grant any mortgage or security interest in its assets other than with respect to the Senior Debt;

          (b) Incur any additional debt (other than the Senior Debt, purchase money financing, capitalized leases, trade payables incurred in the ordinary course of business or debt which is subordinated to the debt evidenced by this Note) except in a manner and amount reasonably satisfactory to Payee; and

          (c) Transfer any substantial portion of the Company's assets to a subsidiary corporation of the Company, unless, in each such instance, such subsidiary shall guaranty this Note in a manner reasonably satisfactory to the Payee.

     6.   EVENTS OF DEFAULT.

          (a) Each or any of the following events constitutes an "Event of Default" under this Note:

                     (i) Failure by the Company to pay all or any portion of any installment of principal, interest or other monetary sum payable under this Note and such failure to pay continues for five days after the same shall be due and payable;

                    (ii) An event of default has occurred under the terms of the Senior Debt after giving effect to any grace periods expressly provided therein which gives rise to actual acceleration of the maturity of such Senior Debt in a principal amount in excess of $1,000,000, singularly or in the aggregate; PROVIDED, HOWEVER, that in the event that the event of default under the terms of the Senior Debt is waived or tolled, the Event of Default hereunder shall be waived or tolled for a similar duration;

                   (iii) A material default by the Company in the performance or observance of any of the non-monetary covenants and agreements of the Company contained in Section 5 of this Note which has not been cured within thirty (30) days after notice thereof from the Payee;

                    (iv) (A) The Company shall commence any voluntary case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to the Company, or seeking to adjudicate the Company as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to the Company or its debts, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Company shall make a general assignment for the benefit of its creditors; or
(B) there shall have been commenced against the Company any involuntary case, proceeding or other action of a nature referred to in clause (A) above and such involuntary case or proceeding shall remain undismissed and unstayed for a period of sixty (60) consecutive days; or (C) there shall have been commenced against the Company any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of the Company's assets which shall not have been vacated, discharged or stayed or bonded pending appeal within sixty
(60) consecutive days from the entry thereof; or (D) the Company shall have taken any action in furtherance of or acquiescence in any of the acts set forth in clauses (A), (B), or (C) above; or (E) the Company shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

                     (v) All or any substantial part of the Company's assets shall be (y) destroyed by fire or other casualty and shall not have been substantially reconstructed within a period of one (1) year, unless the Company shall have received or be entitled to receive insurance benefits with respect to such assets in an amount equal to at least eighty percent (80%) of the fair market value of such assets at the time of destruction or (z) condemned, seized or otherwise appropriated, or custody or control of such assets shall be assumed by any governmental agency or by any court of competent jurisdiction at the instance of any governmental agency, and shall be retained for a period of sixty (60) days, unless the Company shall have received or be entitled to receive compensation for such assets in an amount equal to at least eighty percent (80%) of the fair market value of such assets on the date of such condemnation, seizure or other appropriation;

                    (vi) Other than an Event of Default of the nature specified in Paragraphs 6(a)(i) and (ii) above, a default by the Company in the performance or observance of any material covenant, agreement or condition contained in the Agreement which, if such event is subject to being cured, has not been cured within thirty (30) days after notice thereof from the Payee;

                   (vii) A default under any bond, debenture or note or under any evidence of indebtedness for borrowed money of the Company in a principal amount in excess of $1,000,000 (other than the Senior Debt and trade payables incurred in the ordinary course of business), whether such indebtedness now exists or shall hereafter be created, which default gives rise to actual acceleration of the maturity of such indebtedness (provided that, in the event that the event of default of such indebtedness is waived or tolled, the Event of Default hereunder shall be waived or tolled for a similar duration); or

                  (viii) If a judgment of $1,000,000 or more shall be entered against the Company, and if, within ninety (90) days after entry thereof, such judgment shall not be discharged or execution thereof stayed pending appeal, or if, within (30) days after the expiration of said stay, such judgment shall not be discharged.

          (b) Upon the occurrence and during the continuance of an Event of Default, (i) if such Event of Default is a default described in Paragraph 6(a)(iv) which shall be continuing, the unpaid principal amount of and accrued interest on this Note shall immediately become due and payable; and
(ii) if such Event of Default is any other Event of Default which shall be continuing, the Payee may, by written notice to the Company, declare this Note to be forthwith due and payable, whereupon this Note shall become forthwith due and payable, both as to principal and accrued interest, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained in this Note to the contrary notwithstanding.

     7.   INTEREST RATE ADJUSTMENTS.

          (a) In the event that any Payment of principal or interest provided for herein is not paid by the Company when due, then the Company shall pay to the Payee a late charge in an amount equal to 13% per annum. Such late charge shall be applied only to those installments of principal and interest not paid when due (including the entire unpaid principal balance of this Note, in the event that the Payee shall have the right to exercise its rights and remedies hereunder) computed from the date payment was due to the date of actual payment.

          (b) In the event of a Qualified Public Offering that does not qualify as a Qualified Liquidity Event, from and after the closing of the Qualified Public Offering the unpaid principal balance of this Note shall bear interest at a rate equal to ten percent (10%) per annum.

     8. PARI PASSU NOTES. The Payee acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of this Note and all interest thereon shall be and hereby is pari passu in right of payment and in all other respects to the Class A Subordinated Promissory Notes of the Company issued pursuant to the Agreement. In the event that the Payee receives payments in excess of its pro rata share of the Company's payments to the holders of all of the Class A Subordinated Promissory Notes, then the Payee shall hold in trust all such excess payments for the benefit of the payees under the other Class A Subordinated Promissory Notes and shall pay such amounts held in trust to such other holders upon demand by such holders.

     9.   PREPAYMENT.

          (a) The Company shall have the right to prepay, at any time or times after the date hereof, all or any portion of the outstanding principal balance of this Note, together with accrued interest to the date of prepayment on the principal amount prepaid. Any partial prepayment of principal shall be applied in reduction of the outstanding installments of principal hereof, in inverse order of stated maturity.

          (b) In the event of the completion of a Qualified Public Offering that qualifies as a Qualified Liquidity Event, then subject to any contrary provision of the Senior Debt, the net proceeds to the Company of such public offering shall, upon receipt by the Company, first be applied toward payment of the outstanding principal balance of this Note, which prepayment of principal shall be accompanied by payment of all unpaid accrued interest thereon. Any such prepayment of principal shall be applied in reduction of the outstanding installments of principal hereof, in inverse order of stated maturity.

     10. WAIVER OR ALTERATION. None of the provisions hereof may be waived, altered or amended, except by a written instrument signed by the party to be charged therewith. In the case of any waiver, the Company and the Payee shall be restored to their former respective positions and rights hereunder, and any Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly provided in such waiver.

     11. REMEDIES CUMULATIVE. No failure to exercise or delay in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     12. NOTICES. All notices, requests, demands or other communications under this Note shall be given in the same manner as provided in the Agreement.

     13. GOVERNING LAW. This Note shall be governed by, and construed and then interpreted in accordance with the laws of the State of Washington without giving effect to conflict of laws principles of such state.

     14. SEVERABILITY. If any provision hereof or of any of the instruments securing this Note is invalid or unenforceable in any jurisdiction, the other provisions hereof and thereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of the holder hereof in order to effectuate the provisions hereof and of said instruments; and the invalidity of any provision hereof or thereof in any jurisdiction shall not affect the validity or enforceability of any other provision or of such provisions in any other jurisdiction.

     15. COSTS OF COLLECTION. If the Payee is required to commence suit to recover any account due under this Note following an Event of Default, the Payee shall be entitled to collect from the Company such reasonable attorneys' fees as may be incurred by the Payee in collecting or attempting to collect any amount due hereunder.

     16. MAXIMUM INTEREST RATE. Notwithstanding anything to the contrary contained in this Note, in no event shall the total of all interests or other charges payable under this Note that are or could be held to be in the nature of interest exceed the maximum rate permitted to be charged by applicable law.

     17. SUCCESSORS AND ASSIGNS. This Note shall be binding upon and inure to the benefit of the Company and the Payee and their respective successors and assigns; PROVIDED, HOWEVER, that the Company may not transfer any of its rights or obligations hereunder without the prior written consent of the Payee.

     IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized officers as of the day and year first above written.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.


                              APEX PC SOLUTIONS, INC.,
                              a Washington corporation



                              By:  /s/ Kevin Hafer
                                 ------------------------------------
                                   Kevin Hafer, President

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT COVERING THE TRANSFER OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER, THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

                      CLASS A SUBORDINATED PROMISSORY NOTE

$600,000.00                                                  December 29, 1995
                                                       Woodinville, Washington


     FOR VALUE RECEIVED, APEX PC SOLUTIONS, INC., a Washington corporation, having offices at 20031 142nd Avenue, NE, Woodinville, Washington 98072 (hereinafter, the "Company"), hereby promises to pay to Advent New York L.P. (the "Payee"), or its assigns, at 45 Milk Street, Boston, Massachusetts 02109, or at such other place as may be designated by the Payee from time to time by notice to the Company, the principal sum of Six Hundred Thousand Dollars ($600,000.00), together with accrued interest from the date hereof on the unpaid principal balance at a rate equal to seven percent (7%) per annum (subject to adjustment as set forth in Section 7 hereof). Such principal and interest shall be paid in accordance with the terms of paragraph 1 below, in cash, or by wire transfer to such account as the Payee shall direct, in immediately available funds and in lawful currency of the United States of America.

     1.   PAYMENTS.

          (a) The interest and principal amount of this Note shall be payable to the Payee as follows:

               (i) Interest shall accrue from the date hereof and shall be payable quarterly in arrears on the last day of each March, June, September and December commencing on March 31, 1996;

               (ii) All principal and any accrued and unpaid interest, and any and all other obligations due and owing under this Note, shall be payable on the consummation of a "Qualified Liquidity Event," as such term is defined herein; PROVIDED, HOWEVER, in the event that a Qualified Liquidity Event shall not have been consummated on or before December 28, 2000, then all outstanding principal shall be paid in two (2) equal installments of $300,000.00 each, on December 28, 2000 and December 28, 2001; PROVIDED that, notwithstanding the foregoing, payment of all principal amounts to the Payee shall be delayed until the amount of Senior Debt then outstanding is less than Two Million Dollars ($2,000,000);

               (iii) For purposes of this Note, the term "Qualified
Liquidity Event" shall mean either (a) a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Securities Act of 1933, as amended, the public offering price of which was not less than $10.00 per share (adjusted to reflect subsequent stock dividends, stock splits (a "Qualified Public Offering") and in which the net proceeds to the Company equal or exceed Twenty Million Dollars ($20,000,000); or (b) any merger or consolidation with, or sale, assignment, lease or other disposition of or voluntarily parting with control of, all or substantially all, the assets of the Company to any person, including the entering into of any joint venture, licensing or conveyance of material patent rights or technology rights to any third party; other than any such transaction in which the holders of the voting securities of the Company prior to such transaction are the holders immediately after such transaction of more than 50% of the voting securities of the surviving entity or a parent of the surviving entity and the surviving entity expressly assumes the obligations under this Note.

          (b) In the event that any payment of principal and/or interest hereunder becomes due and payable on a Saturday, Sunday or other day on which commercial banks in the States of California and Washington are authorized or required by law to close, then the maturity thereof shall be extended to the next succeeding business day; and during any such extension, interest on principal amounts payable shall accrue and be payable at the applicable rate.

     2. REFERENCE TO PURCHASE AGREEMENT. This Note is one of the Class A Subordinated Promissory Notes referred to as the "Notes" in that certain Stock and Subordinated Note Purchase Agreement (the "Agreement") dated of even date herewith by and among the Company, the Payee and certain other individuals and entities and is subject to the terms and conditions of the Agreement. Capitalized terms not otherwise defined herein shall have the definition set forth in the Agreement.

     3.   SUBORDINATION.

          (a) SCOPE OF SUBORDINATION. By acceptance of this Note, the Payee and successor holders of this Note, for the benefit of the holders of the Senior Debt, acknowledge and agree that the payment of all or any portion of the outstanding principal amount of this Note, and interest thereon, shall be subordinated and junior in right of payment to the payment of the Senior Debt (as defined below), and any refinancing thereof, subject to the following limitation: The principal amount of the Senior Debt shall not exceed Eleven Million Dollars ($11,000,000).

          (b) TERMS OF SUBORDINATION. The Company, for itself, its successors and assigns, covenants and agrees, and the Payee and successor holders of this Note by its acceptance hereof likewise covenant and agree, that payment of the principal of and interest on this Note shall be subordinated in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Debt (as hereinafter defined), at any time outstanding. The provisions of this Section 3 shall constitute a continuing representation to all Persons who, in reliance upon such provisions, become the holders of or continue to hold Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they or any of them, may proceed to enforce such provisions against the Company or against the holder of this Note without the necessity of joining the Company as a party.

               (i) PAYMENT OF SENIOR DEBT. In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relating to the Company or to its property, or, in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company or marshalling of its assets or any composition with creditors of the Company, whether or not involving insolvency or bankruptcy, then and in any such event all Senior Debt shall be paid in full before any payment or distribution of any character, whether in cash, securities (except securities that are subordinated to Senior Debt to at least the same extent as this Note) or other property, shall be made on account of this Note; and any such payment or distribution, except securities that are subordinated and junior in right of payment to the payment of all Senior Debt then outstanding in terms of substantially the same tenor as this Section 3, which would, but for the provisions hereof, be payable or deliverable in respect of the Note shall be paid or delivered directly to the holders of Senior Debt (or their duly authorized representatives), in the proportions in which they hold the same, until all Senior Debt shall have been paid in full, and every holder of this Note by becoming a holder hereof shall have designated and appointed the holder or holders of Senior Debt (and their duly authorized representatives) as his or its agents and attorneys-in-fact to, demand, sue for, collect and receive such Senior Debt holder's ratable share of all such payments and distributions and, if the holder fails to make any such filing by 30 days prior to the last date on which such filing may be made, to file any necessary proof of claim thereof, in the name of the holders of this Note or otherwise, as such Senior Debt holders (or their authorized representatives) may determine to be necessary or appropriate for the enforcement of this Section 3. Each of the Payee and successor holders of this Note, by its acceptance hereof, agrees to execute, at the request of the Company, a separate agreement with any holder of Senior Debt on the terms set forth in this Section 3, but acknowledges that such a separate agreement shall not be necessary in order to enable the holders of the Senior Debt to enforce their rights hereunder.

               (ii) NO PAYMENT ON NOTE UNDER CERTAIN CONDITIONS. In the event that:

               (A) Any default occurs in the payment of the principal of or interest on any Senior Debt and during the continuance of such default until such payment has been made or such default has been cured or waived in writing by such holder of Senior Debt; or

               (B) The maturity of any Senior Debt is accelerated by any holder thereof because of a default with respect thereto and until such acceleration has been rescinded or said Senior Debt has been paid;

then and during the continuance of any of such events no payment of principal of or interest on this Note shall be made by the Company (provided that the Company has received written notice of such events by the holder of such Senior Debt) or demanded or accepted by Payee (provided that the Company has received written notice of such events by the holder of such Senior Debt).

               (iii)   DELAY OF PAYMENT IN CERTAIN CONDITIONS.    In the event
that any default by the Company under the terms of the Senior Debt occurs (other than a default in the payment of the principal of or interest on any Senior
Debt), then, upon receipt by the Company and the Payee of a written notice of such default and payment blockage from the holder of any Senior Debt ("Blockage Notice") and for a period commencing on the date of the Blockage Notice and extending until the earlier of (A) the date that the default giving rise to the Blockage Notice is cured, (B) 180 days after the date of the Blockage Notice, or
(C) such Senior Debt is paid in full ("Blockage Period"), no payment of principal or of interest on this Note shall be made by the Company or demanded or accepted by Payee; PROVIDED that, if U.S. Bank of Washington, National Association, and its successors and assigns ("U.S. Bank") holds more than 25% of the Senior Debt then outstanding, no holder of Senior Debt other than U.S. Bank shall have the right to provide a Blockage Notice. Each holder of Senior Debt may send one or more Blockage Notices, except as otherwise provided above, but payments hereunder may not be blocked by the holders of Senior Debt for more than 180 days during any 360-day period. The terms of this Section 3(b)(iii) shall not apply if the maturity of any Senior Debt has been accelerated by any holder thereof because of a default if such acceleration has not been rescinded or said Senior Debt has not been paid, but rather, the provisions of Section 3(b)(ii) shall apply. Other than as set forth in Sections 3(b)(ii) and 3(b)(iii), past and current interest and principal on this Note shall by paid by the Company to the Payee as due.

               (iv) PAYMENTS HELD IN TRUST. In case any payment or distribution shall be paid or delivered to any holder of this Note in violation or contravention of the terms of this subordination, before all Senior Debt shall have been paid in full, such payment or distribution shall be held in trust for and paid and delivered ratably to the holders of Senior Debt (or their duly authorized representatives), until all Senior Debt shall have been paid in full or until no default exists on the Senior Debt.

               (v) BANKRUPTCY, ETC. Unless and until all Senior Debt shall have been paid in full, the original or any subsequent holder of this Note will not commence or join with any other creditor or creditors of the Company in commencing any bankruptcy, reorganization or insolvency proceedings against the Company. At any meeting of creditors of the Company or in the event of any proceeding, voluntary or involuntary, for the distribution, division or application of all or part of the assets of the Company or its proceeds thereof, whether such proceeding be for the liquidation, dissolution or winding up of the Company or the business of a receivership, insolvency or bankruptcy proceeding, an assignment for the benefit of creditors or a proceeding by or against the Company for relief under any bankruptcy, reorganization or insolvency law or any law relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangement, composition or extension or otherwise, if all Senior Debt has not been paid in full at the time, the holders of the Senior Debt are hereby authorized at any such meeting or in any such proceeding:

               (A) To enforce claims comprising, arising under, pursuant to or in connection with this Note, either in their own names or the name or names of any holder of this Note; and

               (B) To collect any assets of the Company distributed, divided or applied by way of dividend or payment, or any securities issued on account of this Note (other than securities containing subordinating provisions at least as favorable to the holders of Senior Debt as those contained in this
Note) and apply the same, or the proceeds of any realization upon the same that the holders of the Senior Debt elect to effect, to Senior Debt until all Senior Debt shall have been paid in full.

         (vi) SCOPE OF SECTION. The provisions of this Section 3 are intended solely for the purpose of defining the relative rights of the Payee, on the one hand, and the holders of Senior Debt, on the other hand. Nothing contained in this Section 3, or elsewhere in this Note, is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt, and the Payee, the obligation of the Company, which is unconditional and absolute, to pay to the Payee the principal of and interest on this Note as and when the same shall become due and payable in accordance with the terms thereof, or to affect the relative rights of the Payee and creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent Payee from accepting any payment with respect to this Note or exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this Section 3 of the holders of Senior Debt to receive cash, property or securities of the Company received by the Payee.

         (vii) SURVIVAL OF RIGHTS. The right of any present or future holder of Senior Debt to enforce subordination of this Note pursuant to the provisions of this Section 3 shall not at any time be prejudiced or impaired by any act or failure to act on the part of the Company or any such other holder of Senior Debt, including without limitation, any forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security of or in respect of any Senior Debt, or by noncompliance by the Company with the terms of such subordination.

        (viii) AMENDMENT OR WAIVER. The provisions of Section 1 and this Section 3, may not be amended or waived in any manner that is detrimental to any Senior Debt without the consent of the holders of a majority in principal amount of then existing Senior Debt (which majority must include U.S. Bank of Washington, National Association, and its successors and assigns ("U.S. Bank") if U.S. Bank holds at least 25% of the Senior Debt then outstanding).

          (ix) SENIOR DEBT AND INDEBTEDNESS DEFINED.  The term "Senior
Debt" shall mean (A) all Indebtedness to U.S. Bank arising out of or related to that certain credit agreement entered into between the Company and U.S. Bank and dated December 28, 1995, as amended, renewed, or restated from time to time (the "Credit Agreement"); and (B) all other Indebtedness of the Company (which is not convertible into equity securities of the Company and is not issued in conjunction with equity securities of the Company or options or warrants to purchase equity securities of the Company) for money borrowed from banks or other institutional or commercial finance lenders, whether outstanding on the date hereof or thereafter created or incurred, and all extensions and renewals thereof which is not by its terms subordinate and junior to or on a parity with this Note; PROVIDED, that the principal of such Indebtedness described in this subpart (B) shall not exceed an amount equal to $11,000,000 less the principal amount of the Indebtedness that constitutes Senior Debt under subpart (A).

               The term "Indebtedness" shall mean the obligations of the Company in respect of the principal, interest, fees, charges and expenses, whether direct or indirect, now existing or hereafter arising to replace such obligations, absolute or contingent for money borrowed or property received.

               (x) PROOF OF SUBORDINATION. The Payee agrees that it will execute and deliver any other documents evidencing the subordination of this Note to Senior Debt that may be reasonably requested by the Company or the holders of a majority in principal amount of then existing Senior Debt so long as none of the provisions contained in such documents diminish the rights of Payee in any manner.

               (xi) RIGHTS NOT IMPAIRED. No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any good faith act or good faith failure to act by such holder, or by any noncompliance by the Company, with the terms and provisions and covenants herein (other than the failure of such holder or the Company to give notice of default under Sections 3(b)(ii) and 3(b)(iii) hereof) regardless of any knowledge thereof any such holder may have or otherwise be charged with. The provisions of this Section 3 are intended to be for the benefit of, and shall be enforceable directly by, the holders of the Senior Debt, without any act or notice of acceptance hereof or reliance thereon.

               (xii) NO PREPAYMENT. Notwithstanding any provisions of this Note to the contrary, the Company shall not make and the Payee shall not accept any payment of principal of this Note or any prepayment of interest on this Note until the amount of Senior Debt then outstanding is less than Two Million Dollars ($2,000,000);

     4. AFFIRMATIVE COVENANTS. For as long as any principal or interest remains unpaid under this Note, the Company shall:

          (a) Give prompt written notice to the Payee of (i) the occurrence of any Event of Default hereunder; and/or (ii) any written notification given to the Company by any holder of Senior Debt that an event of default has occurred under the Senior Debt loan documents, or that such holder has declared the Senior Debt owed to such holder to be immediately due and payable; and

          (b) Permit any representative(s) of the Payee, upon reasonable advance notice, during normal business hours, and without undue disruption of the business of the Company, to visit, and inspect any of the properties, corporate books and financial records of the Company, to make copies of such books and records, and to discuss the affairs, finances, and accounts of the Company with the principal officers of the Company.

     5. NEGATIVE COVENANTS. For so long as any principal or interest remains unpaid under this Note, the Company shall not, without the prior consent of the Payee, take the actions contained in the covenants set forth in Section 6.2 of the Agreement and shall not:

          (a) Grant any mortgage or security interest in its assets other than with respect to the Senior Debt;

          (b) Incur any additional debt (other than the Senior Debt, purchase money financing, capitalized leases, trade payables incurred in the ordinary course of business or debt which is subordinated to the debt evidenced by this
Note) except in a manner and amount reasonably satisfactory to Payee; and

          (c) Transfer any substantial portion of the Company's assets to a subsidiary corporation of the Company, unless, in each such instance, such subsidiary shall guaranty this Note in a manner reasonably satisfactory to the Payee.

     6.   EVENTS OF DEFAULT.

          (a) Each or any of the following events constitutes an "Event of Default" under this Note:

               (i) Failure by the Company to pay all or any portion of any installment of principal, interest or other monetary sum payable under this Note and such failure to pay continues for five days after the same shall be due and payable;

              (ii) An event of default has occurred under the terms of the Senior Debt after giving effect to any grace periods expressly provided therein which gives rise to actual acceleration of the maturity of such Senior Debt in a principal amount in excess of $1,000,000, singularly or in the aggregate; PROVIDED, HOWEVER, that in the event that the event of default under the terms of the Senior Debt is waived or tolled, the Event of Default hereunder shall be waived or tolled for a similar duration;

              (iii) A material default by the Company in the performance or observance of any of the non-monetary covenants and agreements of the Company contained in Section 5 of this Note which has not been cured within thirty (30) days after notice thereof from the Payee;

               (iv) (A) The Company shall commence any voluntary case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to the Company, or seeking to adjudicate the Company as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to the Company or its debts, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Company shall make a general assignment for the benefit of its creditors; or
(B) there shall have been commenced against the Company any involuntary case, proceeding or other action of a nature referred to in clause (A) above and such involuntary case or proceeding shall remain undismissed and unstayed for a period of sixty (60) consecutive days; or (C) there shall have been commenced against the Company any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of the Company's assets which shall not have been vacated, discharged or stayed or bonded pending appeal within sixty
(60) consecutive days from the entry thereof; or (D) the Company shall have taken any action in furtherance of or acquiescence in any of the acts set forth in clauses (A), (B), or (C) above; or (E) the Company shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

               (v) All or any substantial part of the Company's assets shall be (y) destroyed by fire or other casualty and shall not have been substantially reconstructed within a period of one (1) year, unless the Company shall have received or be entitled to receive insurance benefits with respect to such assets in an amount equal to at least eighty percent (80%) of the fair market value of such assets at the time of destruction or (z) condemned, seized or otherwise appropriated, or custody or control of such assets shall be assumed by any governmental agency or by any court of competent jurisdiction at the instance of any governmental agency, and shall be retained for a period of sixty
(60) days, unless the Company shall have received or be entitled to receive compensation for such assets in an amount equal to at least eighty percent (80%) of the fair market value of such assets on the date of such condemnation, seizure or other appropriation;

               (vi) Other than an Event of Default of the nature specified in Paragraphs 6(a)(i) and (ii) above, a default by the Company in the performance or observance of any material covenant, agreement or condition contained in the Agreement which, if such event is subject to being cured, has not been cured within thirty (30) days after notice thereof from the Payee;

               (vii) A default under any bond, debenture or note or under any evidence of indebtedness for borrowed money of the Company in a principal amount in excess of $1,000,000 (other than the Senior Debt and trade payables incurred in the ordinary course of business), whether such indebtedness now exists or shall hereafter be created, which default gives rise to actual acceleration of the maturity of such indebtedness (provided that, in the event that the event of default of such indebtedness is waived or tolled, the Event of Default hereunder shall be waived or tolled for a similar duration); or

                (viii) If a judgment of $1,000,000 or more shall be entered against the Company, and if, within ninety (90) days after entry thereof, such judgment shall not be discharged or execution thereof stayed pending appeal, or if, within (30) days after the expiration of said stay, such judgment shall not be discharged.

          (b) Upon the occurrence and during the continuance of an Event of Default, (i) if such Event of Default is a default described in Paragraph 6(a)(iv) which shall be continuing, the unpaid principal amount of and accrued interest on this Note shall immediately become due and payable; and
(ii) if such Event of Default is any other Event of Default which shall be continuing, the Payee may, by written notice to the Company, declare this Note to be forthwith due and payable, whereupon this Note shall become forthwith due and payable, both as to principal and accrued interest, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained in this Note to the contrary notwithstanding.

     7.   INTEREST RATE ADJUSTMENTS.

          (a) In the event that any Payment of principal or interest provided for herein is not paid by the Company when due, then the Company shall pay to the Payee a late charge in an amount equal to 13% per annum. Such late charge shall be applied only to those installments of principal and interest not paid when due (including the entire unpaid principal balance of this Note, in the event that the Payee shall have the right to exercise its rights and remedies hereunder) computed from the date payment was due to the date of actual payment.

          (b) In the event of a Qualified Public Offering that does not qualify as a Qualified Liquidity Event, from and after the closing of the Qualified Public Offering the unpaid principal balance of this Note shall bear interest at a rate equal to ten percent (10%) per annum.

     8. PARI PASSU NOTES. The Payee acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of this Note and all interest thereon shall be and hereby is pari passu in right of payment and in all other respects to the Class A Subordinated Promissory Notes of the Company issued pursuant to the Agreement. In the event that the Payee receives payments in excess of its pro rata share of the Company's payments to the holders of all of the Class A Subordinated Promissory Notes, then the Payee shall hold in trust all such excess payments for the benefit of the payees under the other Class A Subordinated Promissory Notes and shall pay such amounts held in trust to such other holders upon demand by such holders.

     9.   PREPAYMENT.

          (a) The Company shall have the right to prepay, at any time or times after the date hereof, all or any portion of the outstanding principal balance of this Note, together with accrued interest to the date of prepayment on the principal amount prepaid. Any partial prepayment of principal shall be applied in reduction of the outstanding installments of principal hereof, in inverse order of stated maturity.

          (b) In the event of the completion of a Qualified Public Offering that qualifies as a Qualified Liquidity Event, then subject to any contrary provision of the Senior Debt, the net proceeds to the Company of such public offering shall, upon receipt by the Company, first be applied toward payment of the outstanding principal balance of this Note, which prepayment of principal shall be accompanied by payment of all unpaid accrued interest thereon. Any such prepayment of principal shall be applied in reduction of the outstanding installments of principal hereof, in inverse order of stated maturity.

     10. WAIVER OR ALTERATION. None of the provisions hereof may be waived, altered or amended, except by a written instrument signed by the party to be charged therewith. In the case of any waiver, the Company and the Payee shall be restored to their former respective positions and rights hereunder, and any Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly provided in such waiver.

     11. REMEDIES CUMULATIVE. No failure to exercise or delay in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     12. NOTICES. All notices, requests, demands or other communications under this Note shall be given in the same manner as provided in the Agreement.

     13. GOVERNING LAW. This Note shall be governed by, and construed and then interpreted in accordance with the laws of the State of Washington without giving effect to conflict of laws principles of such state.

     14. SEVERABILITY. If any provision hereof or of any of the instruments securing this Note is invalid or unenforceable in any jurisdiction, the other provisions hereof and thereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of the holder hereof in order to effectuate the provisions hereof and of said instruments; and the invalidity of any provision hereof or thereof in any jurisdiction shall not affect the validity or enforceability of any other provision or of such provisions in any other jurisdiction.

     15. COSTS OF COLLECTION. If the Payee is required to commence suit to recover any account due under this Note following an Event of Default, the Payee shall be entitled to collect from the Company such reasonable attorneys' fees as may be incurred by the Payee in collecting or attempting to collect any amount due hereunder.

     16. MAXIMUM INTEREST RATE. Notwithstanding anything to the contrary contained in this Note, in no event shall the total of all interests or other charges payable under this Note that are or could be held to be in the nature of interest exceed the maximum rate permitted to be charged by applicable law.

     17. SUCCESSORS AND ASSIGNS. This Note shall be binding upon and inure to the benefit of the Company and the Payee and their respective successors and assigns; PROVIDED, HOWEVER, that the Company may not transfer any of its rights or obligations hereunder without the prior written consent of the Payee.

     IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized officers as of the day and year first above written.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.


                              APEX PC SOLUTIONS, INC.,
                              a Washington corporation



                              By:  /s/ Kevin Hafer
                                  --------------------------------
                                     Kevin Hafer, President

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT COVERING THE TRANSFER OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER, THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

                      CLASS A SUBORDINATED PROMISSORY NOTE

$108,800.00                                                    December 29, 1995
                                                         Woodinville, Washington


     FOR VALUE RECEIVED, APEX PC SOLUTIONS, INC., a Washington corporation, having offices at 20031 142nd Avenue, NE, Woodinville, Washington 98072 (hereinafter, the "Company"), hereby promises to pay to TA Venture Investors Limited Partnership (the "Payee"), or its assigns, at 45 Milk Street, Boston, Massachusetts 02109, or at such other place as may be designated by the Payee from time to time by notice to the Company, the principal sum of One Hundred Eight Thousand Eight Hundred Dollars ($108,800.00), together with accrued interest from the date hereof on the unpaid principal balance at a rate equal to seven percent (7%) per annum (subject to adjustment as set forth in Section 7 hereof). Such principal and interest shall be paid in accordance with the terms of paragraph 1 below, in cash, or by wire transfer to such account as the Payee shall direct, in immediately available funds and in lawful currency of the United States of America.

     1.   PAYMENTS.

          (a) The interest and principal amount of this Note shall be payable to the Payee as follows:

                    (i) Interest shall accrue from the date hereof and shall be payable quarterly in arrears on the last day of each March, June, September and December commencing on March 31, 1996;

                    (ii) All principal and any accrued and unpaid interest, and any and all other obligations due and owing under this Note, shall be payable on the consummation of a "Qualified Liquidity Event," as such term is defined herein; PROVIDED, HOWEVER, in the event that a Qualified Liquidity Event shall not have been consummated on or before December 28, 2000, then all outstanding principal shall be paid in two (2) equal installments of $54,400.00 each, on December 28, 2000 and December 28, 2001; PROVIDED that, notwithstanding the foregoing, payment of all principal amounts to the Payee shall be delayed until the amount of Senior Debt then outstanding is less than Two Million Dollars ($2,000,000);

                    (iii) For purposes of this Note, the term "Qualified Liquidity Event" shall mean either (a) a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Securities Act of 1933, as amended, the public offering price of which was not less than $10.00 per share (adjusted to reflect subsequent stock dividends, stock splits (a "Qualified Public Offering") and in which the net proceeds to the Company equal or exceed Twenty Million Dollars ($20,000,000); or (b) any merger or consolidation with, or sale, assignment, lease or other disposition of or voluntarily parting with control of, all or substantially all, the assets of the Company to any person, including the entering into of any joint venture, licensing or conveyance of material patent rights or technology rights to any third party; other than any such transaction in which the holders of the voting securities of the Company prior to such transaction are the holders immediately after such transaction of more than 50% of the voting securities of the surviving entity or a parent of the surviving entity and the surviving entity expressly assumes the obligations under this Note.

          (b) In the event that any payment of principal and/or interest hereunder becomes due and payable on a Saturday, Sunday or other day on which commercial banks in the States of California and Washington are authorized or required by law to close, then the maturity thereof shall be extended to the next succeeding business day; and during any such extension, interest on principal amounts payable shall accrue and be payable at the applicable rate.

     2. REFERENCE TO PURCHASE AGREEMENT. This Note is one of the Class A Subordinated Promissory Notes referred to as the "Notes" in that certain Stock and Subordinated Note Purchase Agreement (the "Agreement") dated of even date herewith by and among the Company, the Payee and certain other individuals and entities and is subject to the terms and conditions of the Agreement. Capitalized terms not otherwise defined herein shall have the definition set forth in the Agreement.

     3.   SUBORDINATION.

          (a) SCOPE OF SUBORDINATION. By acceptance of this Note, the Payee and successor holders of this Note, for the benefit of the holders of the Senior Debt, acknowledge and agree that the payment of all or any portion of the outstanding principal amount of this Note, and interest thereon, shall be subordinated and junior in right of payment to the payment of the Senior Debt (as defined below), and any refinancing thereof, subject to the following limitation: The principal amount of the Senior Debt shall not exceed Eleven Million Dollars ($11,000,000).

          (b) TERMS OF SUBORDINATION. The Company, for itself, its successors and assigns, covenants and agrees, and the Payee and successor holders of this Note by its acceptance hereof likewise covenant and agree, that payment of the principal of and interest on this Note shall be subordinated in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Debt (as hereinafter defined), at any time outstanding. The provisions of this Section 3 shall constitute a continuing representation to all Persons who, in reliance upon such provisions, become the holders of or continue to hold Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they or any of them, may proceed to enforce such provisions against the Company or against the holder of this Note without the necessity of joining the Company as a party.

                    (i) PAYMENT OF SENIOR DEBT. In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relating to the Company or to its property, or, in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company or marshalling of its assets or any composition with creditors of the Company, whether or not involving insolvency or bankruptcy, then and in any such event all Senior Debt shall be paid in full before any payment or distribution of any character, whether in cash, securities (except securities that are subordinated to Senior Debt to at least the same extent as this Note) or other property, shall be made on account of this Note; and any such payment or distribution, except securities that are subordinated and junior in right of payment to the payment of all Senior Debt then outstanding in terms of substantially the same tenor as this Section 3, which would, but for the provisions hereof, be payable or deliverable in respect of the Note shall be paid or delivered directly to the holders of Senior Debt (or their duly authorized representatives), in the proportions in which they hold the same, until all Senior Debt shall have been paid in full, and every holder of this Note by becoming a holder hereof shall have designated and appointed the holder or holders of Senior Debt (and their duly authorized representatives) as his or its agents and attorneys-in-fact to, demand, sue for, collect and receive such Senior Debt holder's ratable share of all such payments and distributions and, if the holder fails to make any such filing by 30 days prior to the last date on which such filing may be made, to file any necessary proof of claim thereof, in the name of the holders of this Note or otherwise, as such Senior Debt holders (or their authorized representatives) may determine to be necessary or appropriate for the enforcement of this
Section 3. Each of the Payee and successor holders of this Note, by its acceptance hereof, agrees to execute, at the request of the Company, a separate agreement with any holder of Senior Debt on the terms set forth in this Section 3, but acknowledges that such a separate agreement shall not be necessary in order to enable the holders of the Senior Debt to enforce their rights hereunder.

                    (ii) NO PAYMENT ON NOTE UNDER CERTAIN CONDITIONS. In the event that:

                            (A) Any default occurs in the payment of the
principal of or interest on any Senior Debt and during the continuance of such default until such payment has been made or such default has been cured or waived in writing by such holder of Senior Debt; or

                            (B) The maturity of any Senior Debt is
accelerated by any holder thereof because of a default with respect thereto and until such acceleration has been rescinded or said Senior Debt has been paid;

then and during the continuance of any of such events no payment of principal of or interest on this Note shall be made by the Company (provided that the Company has received written notice of such events by the holder of such Senior Debt) or demanded or accepted by Payee (provided that the Company has received written notice of such events by the holder of such Senior Debt).

                    (iii)   DELAY OF PAYMENT IN CERTAIN CONDITIONS.    In the
event that any default by the Company under the terms of the Senior Debt occurs (other than a default in the payment of the principal of or interest on any Senior Debt), then, upon receipt by the Company and the Payee of a written notice of such default and payment blockage from the holder of any Senior Debt ("Blockage Notice") and for a period commencing on the date of the Blockage Notice and extending until the earlier of (A) the date that the default giving rise to the Blockage Notice is cured, (B) 180 days after the date of the Blockage Notice, or (C) such Senior Debt is paid in full ("Blockage Period"), no payment of principal or of interest on this Note shall be made by the Company or demanded or accepted by Payee; PROVIDED that, if U.S. Bank of Washington, National Association, and its successors and assigns ("U.S. Bank") holds more than 25% of the Senior Debt then outstanding, no holder of Senior Debt other than U.S. Bank shall have the right to provide a Blockage Notice. Each holder of Senior Debt may send one or more Blockage Notices, except as otherwise provided above, but payments hereunder may not be blocked by the holders of Senior Debt for more than 180 days during any 360-day period. The terms of this Section 3(b)(iii) shall not apply if the maturity of any Senior Debt has been accelerated by any holder thereof because of a default if such acceleration has not been rescinded or said Senior Debt has not been paid, but rather, the provisions of Section 3(b)(ii) shall apply. Other than as set forth in Sections 3(b)(ii) and 3(b)(iii), past and current interest and principal on this Note shall by paid by the Company to the Payee as due.

                    (iv) PAYMENTS HELD IN TRUST. In case any payment or distribution shall be paid or delivered to any holder of this Note in violation or contravention of the terms of this subordination, before all Senior Debt shall have been paid in full, such payment or distribution shall be held in trust for and paid and delivered ratably to the holders of Senior Debt (or their duly authorized representatives), until all Senior Debt shall have been paid in full or until no default exists on the Senior Debt.

                    (v) BANKRUPTCY, ETC. Unless and until all Senior Debt shall have been paid in full, the original or any subsequent holder of this Note will not commence or join with any other creditor or creditors of the Company in commencing any bankruptcy, reorganization or insolvency proceedings against the Company. At any meeting of creditors of the Company or in the event of any proceeding, voluntary or involuntary, for the distribution, division or application of all or part of the assets of the Company or its proceeds thereof, whether such proceeding be for the liquidation, dissolution or winding up of the Company or the business of a receivership, insolvency or bankruptcy proceeding, an assignment for the benefit of creditors or a proceeding by or against the Company for relief under any bankruptcy, reorganization or insolvency law or any law relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangement, composition or extension or otherwise, if all Senior Debt has not been paid in full at the time, the holders of the Senior Debt are hereby authorized at any such meeting or in any such proceeding:

                            (A)  To enforce claims comprising, arising under,
pursuant to or in connection with this Note, either in their own names or the name or names of any holder of this Note; and

                            (B)  To collect any assets of the Company
distributed, divided or applied by way of dividend or payment, or any securities issued on account of this Note (other than securities containing subordinating provisions at least as favorable to the holders of Senior Debt as those contained in this Note) and apply the same, or the proceeds of any realization upon the same that the holders of the Senior Debt elect to effect, to Senior Debt until all Senior Debt shall have been paid in full.

                    (vi) SCOPE OF SECTION. The provisions of this Section 3 are intended solely for the purpose of defining the relative rights of the Payee, on the one hand, and the holders of Senior Debt, on the other hand. Nothing contained in this Section 3, or elsewhere in this Note, is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt, and the Payee, the obligation of the Company, which is unconditional and absolute, to pay to the Payee the principal of and interest on this Note as and when the same shall become due and payable in accordance with the terms thereof, or to affect the relative rights of the Payee and creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent Payee from accepting any payment with respect to this Note or exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this Section 3 of the holders of Senior Debt to receive cash, property or securities of the Company received by the Payee.

                    (vii) SURVIVAL OF RIGHTS. The right of any present or future holder of Senior Debt to enforce subordination of this Note pursuant to the provisions of this Section 3 shall not at any time be prejudiced or impaired by any act or failure to act on the part of the Company or any such other holder of Senior Debt, including without limitation, any forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security of or in respect of any Senior Debt, or by noncompliance by the Company with the terms of such subordination.

                    (viii) AMENDMENT OR WAIVER. The provisions of Section 1 and this Section 3, may not be amended or waived in any manner that is detrimental to any Senior Debt without the consent of the holders of a majority in principal amount of then existing Senior Debt (which majority must include U.S. Bank of Washington, National Association, and its successors and assigns ("U.S. Bank") if U.S. Bank holds at least 25% of the Senior Debt then outstanding).

                    (ix) SENIOR DEBT AND INDEBTEDNESS DEFINED. The term "Senior Debt" shall mean (A) all Indebtedness to U.S. Bank arising out of or related to that certain credit agreement entered into between the Company and U.S. Bank and dated December 28, 1995, as amended, renewed, or restated from time to time (the "Credit Agreement"); and (B) all other Indebtedness of the Company (which is not convertible into equity securities of the Company and is not issued in conjunction with equity securities of the Company or options or warrants to purchase equity securities of the Company) for money borrowed from banks or other institutional or commercial finance lenders, whether outstanding on the date hereof or thereafter created or incurred, and all extensions and renewals thereof which is not by its terms subordinate and junior to or on a parity with this Note; PROVIDED, that the principal of such Indebtedness described in this subpart (B) shall not exceed an amount equal to $11,000,000 less the principal amount of the Indebtedness that constitutes Senior Debt under subpart (A).

               The term "Indebtedness" shall mean the obligations of the Company in respect of the principal, interest, fees, charges and expenses, whether direct or indirect, now existing or hereafter arising to replace such obligations, absolute or contingent for money borrowed or property received.

                    (x) PROOF OF SUBORDINATION. The Payee agrees that it will execute and deliver any other documents evidencing the subordination of this Note to Senior Debt that may be reasonably requested by the Company or the holders of a majority in principal amount of then existing Senior Debt so long as none of the provisions contained in such documents diminish the rights of Payee in any manner.

                    (xi) RIGHTS NOT IMPAIRED. No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any good faith act or good faith failure to act by such holder, or by any noncompliance by the Company, with the terms and provisions and covenants herein (other than the failure of such holder or the Company to give notice of default under Sections 3(b)(ii) and 3(b)(iii) hereof) regardless of any knowledge thereof any such holder may have or otherwise be charged with. The provisions of this Section 3 are intended to be for the benefit of, and shall be enforceable directly by, the holders of the Senior Debt, without any act or notice of acceptance hereof or reliance thereon.

                    (xii) NO PREPAYMENT. Notwithstanding any provisions of this Note to the contrary, the Company shall not make and the Payee shall not accept any payment of principal of this Note or any prepayment of interest on this Note until the amount of Senior Debt then outstanding is less than Two Million Dollars ($2,000,000);

     4. AFFIRMATIVE COVENANTS. For as long as any principal or interest remains unpaid under this Note, the Company shall:

          (a) Give prompt written notice to the Payee of (i) the occurrence of any Event of Default hereunder; and/or (ii) any written notification given to the Company by any holder of Senior Debt that an event of default has occurred under the Senior Debt loan documents, or that such holder has declared the Senior Debt owed to such holder to be immediately due and payable; and

          (b) Permit any representative(s) of the Payee, upon reasonable advance notice, during normal business hours, and without undue disruption of the business of the Company, to visit, and inspect any of the properties, corporate books and financial records of the Company, to make copies of such books and records, and to discuss the affairs, finances, and accounts of the Company with the principal officers of the Company.

     5. NEGATIVE COVENANTS. For so long as any principal or interest remains unpaid under this Note, the Company shall not, without the prior consent of the Payee, take the actions contained in the covenants set forth in Section 6.2 of the Agreement and shall not:

          (a) Grant any mortgage or security interest in its assets other than with respect to the Senior Debt;

          (b) Incur any additional debt (other than the Senior Debt, purchase money financing, capitalized leases, trade payables incurred in the ordinary course of business or debt which is subordinated to the debt evidenced by this Note) except in a manner and amount reasonably satisfactory to Payee; and

          (c) Transfer any substantial portion of the Company's assets to a subsidiary corporation of the Company, unless, in each such instance, such subsidiary shall guaranty this Note in a manner reasonably satisfactory to the Payee.

     6.   EVENTS OF DEFAULT.

          (a) Each or any of the following events constitutes an "Event of Default" under this Note:

                    (i) Failure by the Company to pay all or any portion of any installment of principal, interest or other monetary sum payable under this Note and such failure to pay continues for five days after the same shall be due and payable;

                    (ii) An event of default has occurred under the terms of the Senior Debt after giving effect to any grace periods expressly provided therein which gives rise to actual acceleration of the maturity of such Senior Debt in a principal amount in excess of $1,000,000, singularly or in the aggregate; PROVIDED, HOWEVER, that in the event that the event of default under the terms of the Senior Debt is waived or tolled, the Event of Default hereunder shall be waived or tolled for a similar duration;

                    (iii) A material default by the Company in the performance or observance of any of the non-monetary covenants and agreements of the Company contained in Section 5 of this Note which has not been cured within thirty (30) days after notice thereof from the Payee;

                    (iv) (A) The Company shall commence any voluntary case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to the Company, or seeking to adjudicate the Company as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to the Company or its debts, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Company shall make a general assignment for the benefit of its creditors; or
(B) there shall have been commenced against the Company any involuntary case, proceeding or other action of a nature referred to in clause (A) above and such involuntary case or proceeding shall remain undismissed and unstayed for a period of sixty (60) consecutive days; or (C) there shall have been commenced against the Company any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of the Company's assets which shall not have been vacated, discharged or stayed or bonded pending appeal within sixty
(60) consecutive days from the entry thereof; or (D) the Company shall have taken any action in furtherance of or acquiescence in any of the acts set forth in clauses (A), (B), or (C) above; or (E) the Company shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

                    (v) All or any substantial part of the Company's assets shall be (y) destroyed by fire or other casualty and shall not have been substantially reconstructed within a period of one (1) year, unless the Company shall have received or be entitled to receive insurance benefits with respect to such assets in an amount equal to at least eighty percent (80%) of the fair market value of such assets at the time of destruction or (z) condemned, seized or otherwise appropriated, or custody or control of such assets shall be assumed by any governmental agency or by any court of competent jurisdiction at the instance of any governmental agency, and shall be retained for a period of sixty (60) days, unless the Company shall have received or be entitled to receive compensation for such assets in an amount equal to at least eighty percent (80%) of the fair market value of such assets on the date of such condemnation, seizure or other appropriation;

                    (vi) Other than an Event of Default of the nature specified in Paragraphs 6(a)(i) and (ii) above, a default by the Company in the performance or observance of any material covenant, agreement or condition contained in the Agreement which, if such event is subject to being cured, has not been cured within thirty (30) days after notice thereof from the Payee;

                    (vii) A default under any bond, debenture or note or under any evidence of indebtedness for borrowed money of the Company in a principal amount in excess of $1,000,000 (other than the Senior Debt and trade payables incurred in the ordinary course of business), whether such indebtedness now exists or shall hereafter be created, which default gives rise to actual acceleration of the maturity of such indebtedness (provided that, in the event that the event of default of such indebtedness is waived or tolled, the Event of Default hereunder shall be waived or tolled for a similar duration); or

                    (viii) If a judgment of $1,000,000 or more shall be entered against the Company, and if, within ninety (90) days after entry thereof, such judgment shall not be discharged or execution thereof stayed pending appeal, or if, within (30) days after the expiration of said stay, such judgment shall not be discharged.

          (b) Upon the occurrence and during the continuance of an Event of Default, (i) if such Event of Default is a default described in Paragraph 6(a)(iv) which shall be continuing, the unpaid principal amount of and accrued interest on this Note shall immediately become due and payable; and
(ii) if such Event of Default is any other Event of Default which shall be continuing, the Payee may, by written notice to the Company, declare this Note to be forthwith due and payable, whereupon this Note shall become forthwith due and payable, both as to principal and accrued interest, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained in this Note to the contrary notwithstanding.

     7.   INTEREST RATE ADJUSTMENTS.

          (a) In the event that any Payment of principal or interest provided for herein is not paid by the Company when due, then the Company shall pay to the Payee a late charge in an amount equal to 13% per annum. Such late charge shall be applied only to those installments of principal and interest not paid when due (including the entire unpaid principal balance of this Note, in the event that the Payee shall have the right to exercise its rights and remedies hereunder) computed from the date payment was due to the date of actual payment.

          (b) In the event of a Qualified Public Offering that does not qualify as a Qualified Liquidity Event, from and after the closing of the Qualified Public Offering the unpaid principal balance of this Note shall bear interest at a rate equal to ten percent (10%) per annum.

     8. PARI PASSU NOTES. The Payee acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of this Note and all interest thereon shall be and hereby is pari passu in right of payment and in all other respects to the Class A Subordinated Promissory Notes of the Company issued pursuant to the Agreement. In the event that the Payee receives payments in excess of its pro rata share of the Company's payments to the holders of all of the Class A Subordinated Promissory Notes, then the Payee shall hold in trust all such excess payments for the benefit of the payees under the other Class A Subordinated Promissory Notes and shall pay such amounts held in trust to such other holders upon demand by such holders.

     9.   PREPAYMENT.

          (a) The Company shall have the right to prepay, at any time or times after the date hereof, all or any portion of the outstanding principal balance of this Note, together with accrued interest to the date of prepayment on the principal amount prepaid. Any partial prepayment of principal shall be applied in reduction of the outstanding installments of principal hereof, in inverse order of stated maturity.

          (b) In the event of the completion of a Qualified Public Offering that qualifies as a Qualified Liquidity Event, then subject to any contrary provision of the Senior Debt, the net proceeds to the Company of such public offering shall, upon receipt by the Company, first be applied toward payment of the outstanding principal balance of this Note, which prepayment of principal shall be accompanied by payment of all unpaid accrued interest thereon. Any such prepayment of principal shall be applied in reduction of the outstanding installments of principal hereof, in inverse order of stated maturity.

     10. WAIVER OR ALTERATION. None of the provisions hereof may be waived, altered or amended, except by a written instrument signed by the party to be charged therewith. In the case of any waiver, the Company and the Payee shall be restored to their former respective positions and rights hereunder, and any Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly provided in such waiver.

     11. REMEDIES CUMULATIVE. No failure to exercise or delay in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     12. NOTICES. All notices, requests, demands or other communications under this Note shall be given in the same manner as provided in the Agreement.

     13. GOVERNING LAW. This Note shall be governed by, and construed and then interpreted in accordance with the laws of the State of Washington without giving effect to conflict of laws principles of such state.

     14. SEVERABILITY. If any provision hereof or of any of the instruments securing this Note is invalid or unenforceable in any jurisdiction, the other provisions hereof and thereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of the holder hereof in order to effectuate the provisions hereof and of said instruments; and the invalidity of any provision hereof or thereof in any jurisdiction shall not affect the validity or enforceability of any other provision or of such provisions in any other jurisdiction.

     15. COSTS OF COLLECTION. If the Payee is required to commence suit to recover any account due under this Note following an Event of Default, the Payee shall be entitled to collect from the Company such reasonable attorneys' fees as may be incurred by the Payee in collecting or attempting to collect any amount due hereunder.

     16. MAXIMUM INTEREST RATE. Notwithstanding anything to the contrary contained in this Note, in no event shall the total of all interests or other charges payable under this Note that are or could be held to be in the nature of interest exceed the maximum rate permitted to be charged by applicable law.

     17. SUCCESSORS AND ASSIGNS. This Note shall be binding upon and inure to the benefit of the Company and the Payee and their respective successors and assigns; PROVIDED, HOWEVER, that the Company may not transfer any of its rights or obligations hereunder without the prior written consent of the Payee.

     IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized officers as of the day and year first above written.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

                                         APEX PC SOLUTIONS, INC.,
                                         a Washington corporation

                                         By:  /s/  Kevin Hafer
                                            -----------------------------------
                                                   Kevin Hafer, President